UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2019

R1 RCM Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34746	02-0698101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Michigan Avenue Suite 2700 Chicago Illinois		60611
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 324-7820

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RCM	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 24, 2019, R1 RCM Inc. (the “Company” or “R1”) announced that its Board of Directors has appointed Richard B. Evans, Jr., Corporate Controller and Chief Accounting Officer, as interim Chief Financial Officer, effective immediately. Mr. Evans’ appointment follows the resignation of Christopher Ricaurte, Chief Financial Officer and Treasurer, on September 20, 2019, which was effective immediately. Mr. Ricaurte’s resignation is for personal reasons and is in no way related to R1’s business performance, financial reporting or controls. The Company will conduct a search process to identify a permanent Chief Financial Officer.

Mr. Evans will continue his service as Senior Vice President, Corporate Controller and Chief Accounting Officer, which he began at R1 in January 2015. From October 2014 through January 2015, Mr. Evans focused on family matters. From July 2001 until September 2014, Mr. Evans was an audit partner at KPMG LLP with responsibility for financial statement and internal control audits. Mr. Evans joined KPMG in 1990 and advanced through multiple management roles during his twenty-four years with the firm.

In connection with his continued service for the Company, in fiscal year 2019, Mr. Evans will (i) earn a base salary of $324,900, (ii) be eligible to receive an annual discretionary cash incentive bonus with a target of 40% of his base salary and (iii) participate in the Company’s Long Term Incentive Program, for which the target amounts of annual equity grants will equal 30% of his base salary.

Item 7.01	Regulation FD Disclosure.

On September 24, 2019, the Company issued a press release announcing, among other things, the departure of Mr. Ricaurte. The press release also contains information about the Company’s updated 2019 outlook. A copy is furnished as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit Number	Description

	99.1	Press Release dated September 24, 2019

	101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

	101.SCH	XBRL Taxonomy Extension Schema Document

	101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

	101.LAB	XBRL Taxonomy Extension Label Linkbase Document

	101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

	101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

	104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2019

R1 RCM Inc.

	By:	/s/ Joseph Flanagan
	Name:	Joseph Flanagan
	Title:	President and Chief Executive Officer